                                                                    EXHIBIT 99.2

THE BROWN SCHOOLS

     The following table sets forth summary historical financial and operating data of The Brown Schools for, or as of the end of, the twelve months ended March 31, 2003, the three months ended March 31, 2003 and 2002 and each of the years ended December 31, 2002, 2001 and 2000. The summary historical financial data as of and for each of the years ended December 31, 2002, 2001 and 2000 were derived from the audited consolidated financial statements of The Brown Schools contained elsewhere in this offering memorandum. The summary historical financial data as of and for the three months ended March 31, 2003 and 2002 were derived from the unaudited condensed consolidated financial statements of The Brown Schools contained elsewhere in this memorandum. These unaudited condensed consolidated financial statements include all adjustments necessary (consisting of normal recurring accruals) for a fair presentation of the financial position and the results of operations for these periods. Operating results for the three months ended March 31, 2003 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2003. The summary historical financial data for the twelve months ended March 31, 2003 were derived from the audited and unaudited financial statements of The Brown Schools. You should read this table in conjunction with The Brown Schools' consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- The Brown Schools" contained elsewhere in this offering memorandum.

                                                     TWELVE MONTHS      THREE MONTHS
                                                         ENDED         ENDED MARCH 31,        YEAR ENDED DECEMBER 31,
                                                       MARCH 31,     -------------------   ------------------------------
                                                         2003          2003       2002       2002       2001       2000
                                                     -------------   --------   --------   --------   --------   --------
                                                                (DOLLARS IN THOUSANDS, EXCEPT OPERATING DATA)
STATEMENT OF OPERATIONS DATA:
Revenue............................................    $ 76,969      $ 18,246   $ 19,271   $ 77,994   $ 78,078   $ 67,064
Costs and expenses:
  Salaries, wages and employee benefits............      41,937        10,465     10,966     42,438     42,759     36,960
  Other operating expenses(1)......................      26,417         6,430      6,547     26,534     27,645     26,876
  Provision for bad debts..........................       1,797           408        400      1,789      2,079      1,297
  Depreciation and amortization....................       1,775           338        363      1,800      1,672      1,853
  Interest expense.................................       7,095         1,671      1,058      6,482      3,814      2,950
  Other expenses(2)................................         458           458         --         --         68         51
                                                       --------      --------   --------   --------   --------   --------
    Total costs and expenses.......................      79,479        19,770     19,334     79,043     78,037     69,987
Income (loss) from continuing operations before
  income taxes.....................................    $ (2,510)     $ (1,524)  $    (63)  $ (1,049)  $     41   $ (2,923)
                                                       ========      ========   ========   ========   ========   ========
Net income (loss)..................................    $ (2,510)     $ (1,524)  $    (63)  $ (1,049)  $     41   $ (2,923)
                                                       ========      ========   ========   ========   ========   ========
BALANCE SHEET DATA (END OF PERIOD):
Cash and cash equivalents..........................    $      2      $      2   $     11   $      2   $      4   $      9
Working capital....................................       1,314         1,314      5,671      2,130      1,828      2,305
Property, plant and equipment, net.................      15,547        15,547     18,461     16,495     17,305     17,487
Total assets.......................................      30,201        30,201     36,813     32,491     33,526     33,114
Stockholders' equity...............................      19,928        19,928     19,466     21,722     22,655     24,041
OTHER FINANCIAL DATA:
Capital expenditures...............................    $  1,386      $    644        246   $    988   $  1,568   $    561
Net cash provided by operating activities..........       1,754           352         15      1,417      3,412        585
EBITDA(3)..........................................       6,818           943      1,358      7,233      5,595      1,931
OPERATING DATA:
Number of facilities:
  Owned............................................           5             5          5          5          5          5
  Leased...........................................           1             1          1          1          1          1
Number of licensed beds............................         879           879        869        885        869        869
Admissions.........................................       5,362         1,430      1,531      5,463      5,564      4,503
Patient days.......................................     216,020        53,668     52,315    214,667    214,223    193,814
Average length of stay.............................          40            38         34         39         39         43

---------------

(1) Other operating expenses include rent expense which was $1,034, $265, $236, $1,005, $962 and $718 for the twelve months ended March 31, 2003, the three months ended March 31, 2003 and 2002, and each of the years ended December 31, 2002, 2001 and 2000, respectively.

(2) Other expenses for each of the periods indicated relate to losses on sales of assets.

(3) EBITDA is defined as income (loss) from continuing operations before income taxes, interest expense (net of interest income), depreciation, amortization, and other non-recurring items included in the caption above labeled "Other expenses" as more fully described in the accompanying reconciliation of EBITDA to income from continuing operations before income taxes. While you should not consider EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States, management understands that EBITDA is a commonly used analytical indicator within the health care industry and also serves as a measure of leverage capacity and debt service ability. In addition, we use EBITDA as the measure of operating profitability of its segments and their components. EBITDA, as presented, may not be comparable to similarly titled measures of other companies. The following are the components of EBITDA for the twelve months ended March 31, 2003, each of the three months ended March 31, 2003 and 2002 and each of the years ended December 31, 2002, 2001 and 2000:

                                       TWELVE MONTHS     THREE MONTHS
                                           ENDED       ENDED MARCH 31,     YEAR ENDED DECEMBER 31,
                                         MARCH 31,     ----------------   --------------------------
                                           2003         2003      2002     2002      2001     2000
                                       -------------   -------   ------   -------   ------   -------
                                                              (IN THOUSANDS)
    Income (loss) from continuing
      operations before income
      taxes..........................     $(2,510)     $(1,524)  $  (63)  $(1,049)  $   41   $(2,923)
    Interest expense.................       7,095        1,671    1,058     6,482    3,814     2,950
    Depreciation and amortization....       1,775          338      363     1,800    1,672     1,853
    Other expenses(2)................         458          458       --        --       68        51
                                          -------      -------   ------   -------   ------   -------
    EBITDA...........................     $ 6,818      $   943   $1,358   $ 7,233   $5,595   $ 1,931
                                          =======      =======   ======   =======   ======   =======

                                       2